Exhibit 99.1
BlueLinx Holdings Inc. Barclays Industrial Distribution Forum 2012

BlueLinx Holdings Inc.

Forward-Looking Statement Safe Harbor - This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of December 6, 2012. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to December 6, 2012.

Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

2 www.bluelinxco.com

Contents • Executive Summary • Key Investment Merits • Industry Overview • Financial Overview • Appendix 3 www.bluelinxco.com

Executive Summary

Company Overview

• Leading provider of building products distribution 2011 Sales by Product Category services with over 50 U.S. locations

• Most comprehensive nationwide footprint in the Specialty Structural highly fragmented building products distribution industry

• Deliver over 10,000 specialty and structural 60% products from over 750 suppliers to more than 11,500 customers

• Milling and fabrication services

• Advanced IT platform provides superior market 40% intelligence to customers and suppliers

• Centralized management model complemented by regional sales focus

2011

Historical Revenue, Gross Margin Percentage, and EBITDA

($ in Millions)

$ 6,000 13.0% $ 120 3.0% 12.0% $ 98.0

$ 5,000

11.7% 11.7% 12.0%

$ 4,899 11.3% 2.0% $ 80 2.0%

$ 4,000

11.0%

$ 3,834

$ 3,000 $ 40 1.0% $ 19.7

$ 2,780 10.0%

10.2% $ 10.9

$ 2,000

9.8% 0.5% $ 0.2 $ 1,804 0.4% $ 1,646 $ 1,755 $ 0 0.0% 9.0% 0.0% ($ 11.1)

$ 1,000 $ 1.8 0.1% (0.6%) $ 0 8.0% ($ 40) (1.0%) 2006 2007 2008 2009 2010 2011 2006 2007 2008 2009 2010 2011 Revenue Gro s s Margin P e rcentage EBITDA EBITDA Margin

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Company History & Timeline

An evolution of BlueLinx' business strategy

1954
eorgia-Pacific
rporation begins
operations of its
stribution Division

1970s-1990s
The Division grows from 13 to 134 nationwide warehouses, all of which are independently managed

1994
The Division restructures it vast independent warehouses into a network of 64 centrally-managed distribution points

2000
The Division completes its restructuring effort and introduces a state-of-the-art technology platform

May 2004
Georgia-Pacific sells the assets of the Distribution Division to ABP; subsequently, ABP is merged into BlueLinx

December 2004
BlueLinx completes its IPO

2006-Present
BlueLinx begins to increase program and private label initiatives, lessen dependence on Georgia-Pacific, and increase global sourcing; opens global sourcing office in China

2006
BlueLinx increases sales focus on specialty products; initiates a series of upgrades and enhancements to advance its integrated technology platform

2007
BlueLinx introduces SteelLinx, its private label comprehensive line of metal building products – from fasteners to fencing to roofing materials

2011
BlueLinx introduces ProLine, its private label product line of low maintenance trim

2012
BlueLinx introduces onCENTER branded engineered products

BlueLinx' strategy has evolved from a plywood distribution outlet for Georgia-Pacific to a leading provider of supply chain solutions to the building products industry

BlueLinx America's Building Products Distributor
6
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Business Strategy

Continue Emphasizing Higher Margin, Specialty Products
- Specialty products have grown from 44% of sales to 60% of sales over the last five years
- Gross profit margin grows from 10% in 2006 to 12% in 2011

Cultivate Private Label Products
- Private label products yield higher margins and strengthen customer relationships
- Current brands include SteelLinx, Sealtite, ProLine, and OnCenter

Improve Profitability in Structural Products
- Growing attractive contribution margins in structural products
- Optimizing profitability by disciplined pricing and minimizing exposure to commodity price fluctuations

Leverage National Footprint and Superior Information Systems
- Unmatched, industry-leading technology platform enables superior service to customers and suppliers

Increase Program Sales
- Customers commit to purchase a specific product or brand exclusively from BlueLinx
- Increases stability of supplier and customer relationships

Manage Centrally, Sell Locally
- National level decision making drives efficient, informed, and coordinated corporate changes
- Locally-focused sales teams provide superior customer service



Enhance Global Procurement Capabilities
- Leverage global sourcing expertise to expand product offering
- Increase supplier relationships in low-cost countries to increase margins


BlueLinx

BlueLinx
America's Building Products Distributor
7
www.bluelinxco.com

The Right Products…To The Right Place…

Product resources, knowledgeable staff & nationwide foot print make us a valuable partner to vendors and customers - ensuring products make it to the right place at the right time

Industrial & Single-Family Housing Starts

Manufactured 39% Housing 24%

Multi-Family Housing Starts 4%

Dealer, National Pro Building Dealer, &

End Use Repair & Remodel

Product Specialty

Distributor Markets 37% Manufacturers 63%

Industrial and Other 17%

National Retail 13%

Manufactured Housing 3%

Percentages shown represent estimated revenue by customer type and end use market

Value to Manufacturers Value to Customers y Reliable channel to market y Reliable source of comprehensive product y Consistent production runs offering y Limited inventory investment y Unique break bulk quantities y Limited credit risk and receivable investment y Near 100% fill rates y Potential demand creation for early life y Limited vendors, inventory investment & cycle products related carrying costs y Nationwide sales representation y Just-in-time deliveries y Broad market intelligence y Distinct safety stock y Wide variety of distribution services y Extensive sales knowledge and product training

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Key Investment Merits

Key Investment Merits

Leading, National Distribution Platform

Comprehensive Product Offering With Substantially Improved Mix State-of-the-Art Technology & Logistics Unique Centralized Model Diversified Established Customer Base Proven, Entrepreneurial Management Team Upside Opportunity from Rebound in Housing

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Leading, National Distribution Platform

• Leading distributor of building products in North America with 50+ facilities across the United States

– Only “pure” distributor among five largest distributors

• Comprehensive nationwide presence critical to blue-chip suppliers, national dealers, and home improvement retailers that require dependable distribution of standardized products coast-to-coast

• Expansive footprint offers geographic revenue diversity and broad, unparalleled market intelligence

• Maintain the industry’s largest privately-owned fleet with over 600 tractors and 900 trailers

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Comprehensive Product Offering…

• One of the industry’s broadest product offerings with over 10,000 branded and private-label products encompassing 70,000 SKUs

• Provides significant cross-selling opportunities to drive BlueLinx’ revenue growth across multiple product lines

• Simplified single source solution for customers of all sizes

• Growing portfolio of private-label and eco-friendly products

Specialty Products

Representative Products

• Decking • Moulding

• Hardscapes • Roofing

• Insulation • Engineered

• Specialty Metal Lumber Products • Siding

Structural Products

Representative Products

• Lumber • Remesh

• Plywood • OSB

• Rebar

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Comprehensive Product Offering…

Milling and Fabrication Services

BlueLinx offers a wide array of custom cutting and fabrication services for the building products industry.

Specializing in:

• Hardwood and softwood lumber

• Panel products such as plywood, OSB, particleboard, MDF, melamine

• Metal

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…With Substantially Improved Mix

Gross Revenue Gross Margin Dollars

2006 2011 2006 2011

40%

32% 39%

56%

60% 61%

44% 68%

Structural Specialty Structural Specialty

Specialty Products Structural Products

($ in Millions) $3,2 00 11% $2,4 00 $2 ,19 7 14 .7% 15% $2 ,788

14 .6% 9.9%

9.6%

9.4% 10% $1,80 4 14.1% $2,4 00 14.0% 14.0% $2 ,09 6 9 .1% $1,6 00 $1,412 14% 9% 8.3% $1,6 00 $1,42 1

13 .2% $1,08 9 $94 8 $1,00 5

8% $83 8

$8 00 13% 7.0% $73 8 $70 8

$8 00

7%

$0 12% $0 6% 2 00 6 2 00 7 20 08 2 00 9 20 10 20 11 20 06 2 00 7 20 08 20 09 2 010 20 11 Gro ss Sales Gross Margin Gross Sales Gro ss Marg in

Excludes cash discounts, competitive discounts, accruals, and Canadian conversion.

• Higher-margin, value added products • Commodity goods critical to structural

• Opportunity to expand private-label and support, walls, and flooring program sales • Focus on profitability improvements through downturn

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State-of-the-Art Technology & Logistics

- Superior, proprietary systems provide real-time information to manage inventory levels, optimize logistics, and analyze profitability by product, customer, and location
  - Provides unmatched market intelligence
  - Improves operational efficiency
  - Enhances customer service
  - Ensures more informed pricing, routing, and inventory management decisions

Year	Summary of Key Recent Investments
2006	Began incorporating supply chain software from JDA Software Group Inc. to better forecast and meet product demand nationwide
2008	Replaced business analytics tool critical to financial reporting, inventory management, and logistic data analysis
2008	Began developing DOMA® Whole House Software application linking current FASTBeam™ application with 3D modeling program for structural design, material requirements, and pricing for engineered lumber floors and roofs; being developed for use with other value added products
2009	Installed on-board computers on all Company-owned tractors to enable real-time order and truck tracking, paperless driver logs, and accident reporting
2010	Implemented a new telephony interface which provides call force with customer and purchasing data
2011	Replaced legacy routing tool with a sophisticated system integrated into on-board computers and systems from Appian Logistics Software Inc.
2011	Launched My BlueLinx Online offering customers access to order and shipping data; additional phases of the e-commerce platform include an e-catelog and e-store

BlueLinx
America's Building Products Distributor
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www.bluelinxco.com

Unique, Centralized Model

• Unique and powerful model leveraging BlueLinx’ superior information systems and infrastructure to facilitate centralized management while maintaining teams focused on local market and customer needs

– Efficient, informed, decision making coordinated across the platform

• Corporate strategy • Logistics & delivery

• Procurement with economies of scale • Marketing

• Pricing • Finance & Accounting

• Customer service • Training

• Customer program coordination • Administrative

• Inventory management • Unified culture and shared best practices

– Flexibility for regionally-focused sales force to make customized decisions at the local Regionally Focused Sales Force level

• Address local market needs

• Cultivate local customer relationships

• Customer-by-customer pricing decision

– Centralized purchasing team has built a base of over 750 global vendors

– Global suppliers from North America, South America, Europe, and Asia

– Highly scalable system allows BlueLinx to grow with minimal incremental infrastructure investments

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Diversified, Established Customer Base

- National distributor of building products to over 11,500 customers with approximately 25,000 locations
- Offers customers superior, reliable service, break bulk quantities, near 100% fill rates, reduced inventory costs, and a wide variety of distribution services
- Customers include blue-chip names with the national reach and financial stability to gain significant market share through expected housing market rebound
- Services customers through three primary distribution channels:
  - *Warehouse Sales*: Delivered from BlueLinx warehouses to customers
  - *Direct Sales*: Shipped from the manufacturer to the customer without BlueLinx taking physical inventory possession
  - *Reload Sales*: Shipped from third-party warehouses where BlueLinx stores its owned products

Key Customer Segments

	Home Improvement Centers	National Dealers	Regional Dealers	Industrial	Manufactured Housing
Overview	• Retailers of building products with national scale	• Sellers of building products to contractors, builders, renovators, and other end users of building products servicing the residential and commercial end markets	• Sellers of building products to contractors, builders, renovators, and other end users of building products servicing regional and local construction markets	• Makers of furniture, wood crates, mass transit, and other industrial wood products	• Makers of manufactured housing and mobile homes
Selected Customers	Lowe's The Home Depot	Builders FirstSource Stock Building Supply ProBuild 84 Lumber ABC Supply Co. Inc.	Carter Lumber Hammond Lumber Company U.S. LBM	Haworth Ethan Allen Blue Bird	Champion Forest River Clayton Homes

BlueLinx
America's Building Products Distributor
17
www.bluelinxco.com

Proven, Entrepreneurial Management Team

Summary Employees

• Management possesses deep industry • Highly stable employee base knowledge and distribution expertise

• BlueLinx maintains excellent relations with

• Executive management has been with the its workforce and representing unions Company for an average of almost 20 years

• Management has implemented a number of initiatives to position the Company for profitable growth

Executive Management Team

George Judd

President and Chief Executive Officer

Doug Goforth Dean Adelman Bob McKagen Ned Bassil

Senior Vice President, Senior Vice Chief Financial Chief Administrative Sales & Business President and Chief Officer and Treasurer Officer Development Supply Chain Officer

Mike Meadows Jim Herbig

Senior Vice

Vice President, President, National Structural Products Accounts

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Executive Management

Name & Title	Industry Experience	Years at BlueLinx [1]
George Judd, *CEO and President* • CEO and board member since 2008 • Previously President & COO starting in May 2004 • Previous positions include National Sales Mgr and VP of Sales and Eastern Operations	28	28
Doug Goforth, *Senior VP, CFO and Treasurer* • Senior VP, CFO and Treasurer since 2008 • Previously served as Vice President and Corporate Controller for Armor Holdings • Served as the Corporate Controller for BlueLinx from May 2004 to October 2006	10	10
Dean Adelman, *Chief Administrative Officer* • Chief Administrative Officer since 2008 • Served as Vice President of Human Resources from October 2005 to May 2008 • Previously VP of Human Resources at Corrections Corporation of America & Arby's Inc.	14	7
Ned Bassil, *Senior Vice President and Chief Supply Chain Officer* • Senior VP and Chief Supply Chain Officer since 2011 • Previously CEO at Azadea Group Holdings • Served as VP Global Operations at Black & Decker and SVP Operations at Philips Electronics	1	1
Bob McKagen, Senior *Vice President, Sales and Business Development* • Vice President, Sales and Business Development since January 2012 • Vice President of Supply Chain from April 2009 to December 2011 • Vice President , Southeast from 2001 to March 2009	27	27
Mike Meadows, Senior *Vice President, National Accounts* • Vice President, National Accounts and Marketing since 2007 • Vice President, Mid South from 2001 to 2006 • Previously served as Regional Manager at Georgia-Pacific	33	33

[1] Includes years in the distribution division of Georgia-Pacific Corporation

BlueLinx
America's Building Products Distributor
19
www.bluelinxco.com

Upside Opportunity from Rebound in Housing

- Favorable demographic trends and the resulting household formation data strongly support a return to normalized levels of residential new construction
- Longer term these trends support a return to a "normalized" or mid-cycle level of housing starts in the range of 1.5+ million homes, driven by demographic trends, as well as the replacement of existing homes and demand for second homes
- Management has optimized BlueLinx' cost structure by eliminating $95 million of annual fixed costs
  - Leaner infrastructure will yield significant operating leverage and cash flow

Long-Term Housing Demand Outlook

(Starts in Thousands)


Sources of Demand
Household Formation
Immigration
Home Ownership
Demolitions / Rebuilds
Vacant Units
Key Growth Driver
Population reaching age for household formation
Net Migration
First-time buyers
Replacement of aged housing stock
Demand among baby boomers

Building Blocks of Housing Demand	2010 - 2020 Average Annual Underlying Demand
Annual Growth in Household	1,180
Vacant Units / Second Homes / Demolitions	464
Total Underlying Annual Demand	1,644

"Assuming net inflows of immigrants are roughly half the level in the Census Bureau's 2008 projections, household growth should still average 1.18 million a year in 2010-20. Growth and aging of the current population alone should support the addition of about 1.0 million new households per year."

The Joint Center for Housing Studies of Harvard University, The State of the Nation's Housing 2012.

Source: U.S. Census Bureau, The Joint Center for Housing Studies of Harvard University

BlueLinx America's Building Products Distributor
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Well Positioned to Take Advantage of Developing Housing Recovery

Summary

• Strong relationships with specialty product manufacturers, brand name products, and sales expertise necessary to continue specialty products growth strategy, while also focusing on offering premium brand structural products

• National footprint with sophisticated logistics network enabling just in time delivery

• Demonstrated price discipline resulting in gross margin percentages above historical levels

• Cost structure aligned with operating environment and anticipate limited increases in cost structure relative to revenue growth allowing for increased profitability

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Industry Overview

Residential New Construction Market

2,000 Multi-Family

1,800

• Consensus estimates show housing starts of 1,801 -25% Single-Family

1,600

759,000 for 2012, rising to 931,000 for 2013 1,400

-33% 1,200 1,355

23%

as housing fundamentals strengthen 1,000

-39% 6% 4% 25%

800 906 931

1,465

 759

600

Source: Average of the following third party forecasts: Moody’s Analytics, Mesirow Financial, Mortgage Bankers, Housing Starts (000’s) 1,046 554 587 609

400

National Association of Home Builders, Wells Fargo, Royal Bank of Canada, Research Information Systems, Inc., 622 661 Forest Economic Advisors, APA-The Engineered Wood Association. 445 471 429 516 200 -2006 2007 2008 2009 2010 2011 2012F 2013F

Historical Seasonally-Adjusted Total Housing Starts

(Starts in Thousands)

Current Average Starts Median Starts

Starts 50 year 40 year 30 year 20 year 10 Year 50 year 40 year 30 year 20 year 10 Year

872 1,483 1,498 1,418 1,385 1,362 1,509 1,535 1,493 1,478 1,580

3,000 2,400 1,800

1,200 54%

Housing Starts 64%

60%

49%

600

Lowest point ever 79% recorded: April 2009 of SAAR 478k

0

‘61 ‘63 ‘65 ‘67 ‘69 ‘71 ‘73 ‘75 ‘77 ‘79 ‘81 ‘83 ‘85 ‘87 ‘89 ‘91 ‘93 ‘95 ‘97 ‘99 ‘01 ‘03 ‘05 ‘07 ‘09 ‘11

Housing Downturn SAAR Total Housing Starts Median

Source: U.S. Census Bureau

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• Growth in the residential improvements market will be driven by rising existing home sales, the high percentage of distressed sales, and homeowners choosing to fix up rather than move up

• Limiting expenditures will be slow income and employment growth

• The U.S. Residential Improvements market is forecast to grow 3.6% over the next three years

Expenditures for Residential Improvements

($ in Billions)

CAGR of 3.6% $96

$94 $92

$88 $88

Billion $ $86 $84 $85

$80

$76

2010 2011 2012 2013

 Source: Research Information Systems Inc.

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Financial Overview

Improving Financial Performance

• Despite market downturn, management increased revenue from $1.65 billion in 2009 to $1.76 billion in 2011

• Increasing gross margin percentage with product mix shift to specialty category distinctly differentiates BlueLinx in the supply chain by positioning it to create significant value for both the manufacture of these products and our customers

• Strategic cost-cutting measures since 2006 include elimination of $95 million of annual fixed expenses

Revenue & Gross Margin Percentage

($ in Millions) $ 6,000 13.0%

12.0%

$ 5,000

11.7% 12.0% 11.7%

$ 4,899 11.3%

$ 4,000

11.0%

$ 3,834

$ 3,000 10.2%

$ 2,780 10.0%

$ 2,000 9.8% $ 1,804 $ 1,755 $ 1,646

9.0%

$ 1,000

$ 0 8.0% 2006 2007 2008 2009 2010 2011

Revenue Gro s s Margin P ercentage

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Enhanced Revenue Mix

• Revenue growth is highly correlated to the expected rebound in residential new construction housing starts

• Management has focused on expanding sales of more profitable specialty products

• Specialty products are expected to account for 60% of total sales, even as structural product volume rebounds with housing starts

Gross Revenue by Product Type

($ in Millions)

$6,000 2,000 1,801

$5,000 $2,197

1,355 1,500

44.1% $4,000 $1,804

#DIV/0 46.3% $3,000 906 1,000 $2,788 #DIV/0 #DIV/0 Housing Starts Gross Revenue $1,412 609 $2,000 55.9% 587 $2,096 50.2% 554 $1,005 $1,089 53.7% $948 500 $1,421 54.5% 60.6% $1,000 56.2% 49.8% $838 $738 $708

45.5%

43.8% 39.4%

$0 0 2006 2007 2008 2009 2010 2011

Structural Specialty Housing Starts

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Improved Gross Margin Profile

• Focus on global sourcing and increasing product mix have driven increased profit margins

Historical Gross Margins

($ in Millions)

$ 600 13.0%

12.0% $ 500

11.7% 11.7% 12.0% $ 480 11.3% $ 400

$ 392 11.0% $ 300 10.2% $ 315 10.0% $ 200 9.8% $ 211 $ 210 $ 193 9.0% $ 100

$ 0 8.0% 2006 2007 2008 2009 2010 2011

Gro s s P ro fit Gro s s Margin P ercentage

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Controlled Operating Expenses

• Strategic cost-cutting measures since 2006 include elimination of $95 million of annual fixed expenses

Historical Operating Expenses (1)

($ in Millions)

$ 500 16.0% 14.4% 13.2% 13.1% $ 400 11.7% $ 402 12.0% $ 394

$ 300 $ 324 10.3%

8.0% 8.2% $ 238 $ 237 $ 232 $ 200

4.0% $ 100

$ 0 0.0% 2006 2007 2008 2009 2010 2011

Operating Expens es % o f Sales

(1) Operating expense excludes the following: real estate gains and GP contract gain in 2009; real estate gains, OSB settlement and tender offer expenses in 2010; real estate gains in 2011

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Effective Working Capital Management

• Advanced information and logistics technology allow management to effectively forecast supply and demand to limit inventory requirements and optimize working capital investments

Working Capital and Turnover

($ in Millions)

$600 14x $509 $500 $440 11.5x 12x $400

9.6x $300 10x $243 $241 $255 $240 8.7x $200 7.5x 8x $100 6.8x 6.9x

$0 6x 2006 2007 2008 2009 2010 2011

Working Capital Working Capital Turnover

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Limited Future Capital Expenditures

• Over $35 million invested over the past six years to drive productivity improvements and to maintain and upgrade facilities, equipment, and information systems

• Lower volume and corresponding reduced mileage over the past four years required limited capital investment in the Company’s fleet

Capital Expenditures

($ in Millions)

$15.0 $13.1

$9.6 $10.0 $7.2 $4.9 $5.0 $4.1 $1.8

$0.0

2006 2007 2008 2009 2010 2011

2011 includes $4.1M for new facility in Nashville, TN

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Quarterly Highlights

Financial Summary

($ in Millions)

3rd Quarter Highlights

• Revenue Up 5.1% to $496.8 million

• Housing Starts Total starts increased 27.7% from the same period last year; Single family starts increased 29.0% from the same period last year

• Prices Average 3Q ‘12 benchmark wood-based structural prices were up approximately 36% compared to 3Q ‘11

• Unit Volume Down 1.9% relative to the same period last year

• Gross Margin Total 12.2% vs. 12.3% in 3Q ‘11

• Net Profit /(Loss) $3.1 million vs. ($6.2) million in 3Q ‘11

• EPS $0.05 per diluted share

• Cash Flow Generated $23.4 million of operating cash flow vs. $17.4 million for the year ago quarter

• Excess Availability $112.1 million excess availability on revolving credit facilities

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Quarterly Review

Specialty Structural Other Specialty Structural

Revenues % by Product

($ in millions)

58%

YOY $23.9 or 5.1% 61% $517.0 $496.8 $472.9 $453.7 $391.1

215.7 211.4 39% 186.6 182.9 164.9

42%

291.1 268.1 307.9 288.9 236.4

3Q ‘11 4Q ‘11 1Q ‘12 2Q ‘12 3Q ‘12 3Q ‘11 3Q ‘12

Variance Analysis Vs. Year Ago

 Revenue up 5.1%

$23.9

 Specialty sales down 0.8%, unit volume down 1.0% Price/Other Structural sales up 13.3%, unit volume

$33.2

down 3.3%

 Specialty product sales = 58% of total

($3.1) Specialty Unit Volume (1.0%) sales

($6.2)

Structural Unit Volume (3.3%)

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2012 Q3 YTD Results

Revenues Operating Expenses

($ in millions) ($ in millions)

$1,467.5

YTD ‘11 $167.9 $1,364.3

YTD ‘12 $167.9

YTD ‘11 YTD ‘12

Significant Special Items YTD YTD Variance ‘11 ‘12

Gain on insurance settlement $1.2 $0.5 $0.7 Gain on real estate $6.9 $9.7 ($2.8) Other $0.7 - $0.7 Total $8.8 $10.2 ($1.4)

Gross Margin % Net Income

($ in million)

11 .9% 12.1%

($11.7)

($28.3)

YTD ‘11 YTD ‘12 YTD ‘11 YTD ‘12

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Cash Flows

Unaudited
(in million's)

	Q311	Q411	Q112	Q212	Q312	TTM 2012	TTM 2011
Cash flows from operating activities:							
Net loss	$ (6.2)	$ (10.4)	$ (11.0)	$ (3.7)	$ 3.1	$ (21.9)	$ (48.6)
Adjustments to reconcile net loss							
to net cash provided by (used in)							
operations:							
Depreciation and amortization	2.6	2.4	2.4	2.2	2.1	9.0	11.2
Amortization of debt issuance costs	0.9	0.9	0.9	0.9	0.9	3.7	3.0
Loss (gain) from sale of properties	0.3	(3.7)	(0.6)	-	(9.2)	(13.3)	(6.9)
Gain from property insurance settlement	(1.2)	-	-	(0.5)	-	(0.5)	(1.2)
Changes associated with the ineffective interest rate swap	-	0.1	-	-	-	0.1	(3.1)
Vacant property charges, net	-	(0.3)	-	(0.1)	-	(0.4)	0.1
Gain on modification of lease agreement	(2.0)	-	-	-	-	-	(2.0)
Payments on modification of lease agreement	-	-	(5.0)	-	(0.9)	(5.9)	-
Deferred income tax (benefit) provision	(0.1)	0.3	-	-	-	0.2	(0.3)
Share-based compensation	0.4	0.4	0.7	0.7	0.7	2.5	2.7
Decrease (increase) in restricted cash related to the ineffective interest rate swap,							
insurance, and other	-	0.5	(0.3)	1.0	(0.8)	0.4	1.0
Changes in assets and liabilities:							
Receivables	21.0	45.9	(59.1)	(4.2)	10.4	(7.0)	(18.1)
Inventories	8.9	18.2	(65.0)	14.9	15.4	(16.5)	(8.2)
Accounts payable	(5.9)	(20.7)	46.7	(36.7)	2.7	(7.9)	8.8
Changes in other working capital	2.7	(1.7)	0.6	(5.0)	7.2	1.1	(4.5)
Other	(4.1)	1.2	1.2	8.7	(8.3)	2.9	0.4
Net cash provided by (used in) operating activities	17.4	33.3	(88.5)	(21.6)	23.4	(53.4)	(65.8)
Cash flows from investing activities:							
Property and equipment investments	(0.4)	(0.6)	(1.3)	(0.9)	(0.4)	(3.1)	(7.2)
Proceeds from disposition of assets	-	9.4	1.4	0.5	16.6	27.9	9.0
Net cash (used in) provided by investing activities	(0.4)	8.8	0.2	(0.4)	16.3	24.8	1.8
Cash flows from financing activities:							
Repurchase of shares to satisfy employee tax withholdings	-	-	(0.4)	-	-	(0.4)	-
Repayments on revolving credit facilities	(177.1)	(129.8)	(80.1)	(121.3)	(144.3)	(475.4)	(485.2)
Borrowings from revolving credit facilities	106.6	105.8	163.3	150.4	122.7	542.2	501.6
Payment of principal on mortgage	(38.7)	(3.7)	(7.1)	(0.6)	(0.6)	(12.1)	(38.7)
Payments on capital lease obligations	(1.0)	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)	(1.3)
Increase (decrease) in bank overdrafts	1.5	(8.0)	12.6	(4.3)	1.2	1.6	(0.4)
Decrease (increase) in restricted cash related to the mortgage	35.5	(7.1)	2.7	(2.7)	(15.5)	(22.7)	24.9
Debt financing costs	(2.6)	(0.1)	(1.4)	-	(0.3)	(1.8)	(2.6)
Proceeds from stock offering less expenses paid	58.6	(0.1)	-	-	-	(0.1)	58.6
Net cash (used in) provided by financing activities	(17.2)	(43.1)	89.3	21.3	(37.0)	30.5	56.9
(Decrease) increase in cash	(0.2)	(1.0)	1.0	(0.7)	2.7	2.0	(7.0)
Cash balance, beginning of period	6.1	5.9	4.9	5.9	5.2	5.9	12.9
Cash balance, end of period	$ 5.9	$ 4.9	$ 5.9	$ 5.2	$ 7.9	$ 7.9	$ 5.9

BXC generated $23.4 million in operating cash flow for the quarter

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Debt

Debt $ in millions	January 1, 2011	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012
Revolving Credit Facilities	$ 97.2	$ 140.4	$ 188.9	$ 118.5	$ 94.5	$ 177.7	$ 206.7	$ 185.2
Mortgage	285.7	285.7	285.7	246.9	243.2	236.1	235.5	234.9
TOTAL DEBT	$ 382.9	$ 426.1	$ 474.6	$ 365.4	$ 337.7	$ 413.8	$ 442.2	$ 420.1
Less:Cash and Cash Equivalents	(14.3)	(6.2)	(6.1)	(5.9)	(4.9)	(5.9)	(5.2)	(7.9)
Mortgage LCR Trap	(30.6)	(36.8)	(38.3)	(2.8)	(10.0)	(7.3)	(10.0)	(25.6)
Net Debt	$ 338.0	$ 383.1	$ 430.2	$ 356.7	$ 322.8	$ 400.6	$ 427.0	$ 386.6
Excess Availability	$ 103.4	$ 118.7	$ 94.0	$ 150.8	$ 118.3	$ 121.9	$ 105.4	$ 112.1
Minimum Required	$ 40.0	$ 40.0	$ 41.9	$ 39.3	$ 31.1	$ 43.7	$ 45.6	$ 43.2

U.S. Revolver

- $110.3 million excess availability as of September 29, 2012
- LIBOR plus 3.75% as of September 29, 2012
- $400 million facility with additional $100 million uncommitted accordion facility
  - Matures January 7, 2014
  - No financial performance covenants provided Excess Availability is more than the greater of (A) $30 million or (B) the amount equal to 15% of the lesser of the borrowing base or $60 million. The borrowing base as of September 29, 2012 was $288.2 million.

Canadian Revolver

- $1.8 million excess availability as of September 29, 2012
- LIBOR or Bankers' Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00%
- $10 million facility with additional $5 million uncommitted accordion facility
  - Matures August 2014

Mortgage (10 Year Term @ 6.35%)

- Matures July 2016
- Remaining real estate under the mortgage appraised at approximately $340 million in June 2006
- LCR Trap is triggered if operating TTM EBITDAR coverage ratio is less than 2.5x for two consecutive quarters
- Subsequent to the quarter ended July 2, 2011, we negotiated an amendment to our mortgage agreement which in part allowed for the release of the $38.3 million LCR Trap. The cash was used for an immediate prepayment on the mortgage loan without incurring a prepayment premium.
- During fiscal 2011, we prepaid $3.0 million in principal relating to the casualty loss at our Newtown facility. Additionally, we sold certain properties in December which reduced the mortgage loan by an additional $6.5 million. The proceeds from these sales were applied to principal reduction in fiscal 2012.
- During 3Q 2012 we sold our facility in Newark, CA; the cash received from the sale is reflected in the cash trap at September 29, 2012; On October 1, 2012 $12.8mm of cash from the sale and $11.8mm of cash accumulated in the cash trap was used to pay down the mortgage principal.
- Principal
  - 2012 $25.2 million; 2013 $12.5 million; 2014 $2.7 million; 2015 $2.8 million; 2016 $191.7 million

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Cash Cycle

Cash Cycle Days

Cash Cycle Days

(in days)

58 57 59 59

100 56 80

36 36 37 36 A/R

60 34

40

49 48 49 49 49 INV

20

0

(27) (26) (27) (26) A/P & OD’s (28)

-20

-40

3Q ‘11 4Q ‘11 1Q ‘12 2Q ‘12 3Q ‘12

TTM Cash Cycle days at 59, flat sequentially and up 1 day compared to the prior year quarter

Cash cycle days equal accounts receivable days + inventory days – accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days.

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Appendix

Profit & Loss Statement by Quarter

Profit & Loss Statement $ in millions [1], except per share amounts

	2010	2011				2012			2010	2011	2012 TTM
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3			
Sales	$ 367.9	$ 390.6	$ 500.8	$ 472.9	$ 391.1	$ 453.7	$ 517.0	$ 496.8	$ 1,804.4	$ 1,755.4	$ 1,858.6
Cost of Goods Sold	323.6	344.3	443.2	414.6	343.2	399.5	453.8	436.3	1,593.7	1,545.3	1,632.8
Gross Profit	44.3	46.3	57.6	58.3	47.9	54.2	63.2	60.5	210.7	210.1	225.8
Gross Margin %	*12.1%*	*11.8%*	*11.5%*	*12.3%*	*12.3%*	*12.0%*	*12.2%*	*12.2%*	*11.7%*	*12.0%*	*12.1%*
Operating Expenses											
SG&A	53.4	48.5	56.8	54.5	48.1	56.1	57.1	48.1	221.2	207.8	209.4
D&A	3.1	2.9	2.6	2.6	2.4	2.2	2.2	2.1	13.4	10.6	8.9
Total Operating Expenses	56.5	51.4	59.4	57.1	50.5	58.3	59.3	50.2	234.6	218.4	218.3
Operating Income	(12.2)	(5.1)	(1.8)	1.2	(2.6)	(4.1)	3.9	10.3	(23.9)	(8.3)	7.5
Interest Expense	9.1	9.1	7.7	7.0	6.8	6.8	7.3	7.3	33.7	30.6	28.2
Changes associated with the ineffective interest rate swap	(1.3)	(1.8)	-	-	-	-	-	-	(4.6)	(1.8)	-
Write-off of debt issue costs	-	-	-	-	-	-	-	-	0.2	-	-
Other Expense/(Income)	0.1	-	0.1	0.3	0.1	(0.1)	0.1	-	0.6	0.5	0.1
Income before Tax	(20.1)	(12.4)	(9.6)	(6.1)	(9.5)	(10.8)	(3.5)	3.0	(53.8)	(37.6)	(20.8)
Tax Expense/(Benefit)	0.1	(0.1)	0.2	0.1	0.8	0.2	0.2	(0.1)	(0.6)	1.0	1.1
Net Income/(Loss)	$ (20.2)	$ (12.3)	$ (9.8)	$ (6.2)	$ (10.3)	$ (11.0)	$ (3.7)	$ 3.1	$ (53.2)	$ (38.6)	$ (21.9)
Diluted EPS [2]	$ (0.66)	$ (0.40)	$ (0.31)	$ (0.12)	$ (0.17)	$ (0.18)	$ (0.06)	$ 0.05	$ (1.73)	$ (0.89)	$ (0.36)

[1] *Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.*

[2] *Approximately 28.6 million additional shares were issued in the third quarter of 2011 as part of a rights offering.*

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Revenues by Quarter

Sales $ in millions

2010 2011 2012 2010 2011 2012 TTM Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Specialty $ 216.8 $ 230.7 $ 309.9 $ 291.1 $ 236.4 $ 268.1 $ 307.9 $ 288.9 $ 985.4 $ 1,068.2 $ 1,101.3 Structural 154.2 160.8 192.6 186.6 164.9 182.9 215.7 211.4 834.8 704.9 774.9 Other (1) (3.1) (0.9) (1.7) (4.8) (10.2) 2.7 (6.6) (3.5) (15.8) (17.7) (17.6) Total $ 367.9 $ 390.6 $ 500.8 $ 472.9 $ 391.1 $ 453.7 $ 517.0 $ 496.8 $ 1,804.4 $ 1,755.4 $ 1,858.6

Structural Unit Sales

Structural

Plywood (MSF 3/8”) 181,694 186,735 215,291 205,483 175,813 180,732 182,641 160,314 884,932 783,322 699,500 OSB (MSF 3/8”) 92,962 90,976 101,222 93,619 86,563 88,643 93,130 86,557 541,507 372,380 354,893 Lumber (MBF) 149,128 136,642 177,062 174,041 158,364 173,352 182,529 181,011 766,872 646,109 695,256

(1) Includes cash discounts, service revenue, Canadian conversion, and accruals.

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Revenue Channel Mix Analysis

3Q12 Variance from Year 3Q11 4Q11 1Q12 2Q12 3Q12 Ago Qtr Structural Products

Warehouse 68.4% 70.5% 71.9% 71.8% 73.2% 4.8% Direct 19.8% 19.2% 18.6% 17.1% 17.6% (2.2%) Reload 11.8% 10.3% 9.5% 11.1% 9.2% (2.6%)

Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

Specialty Products

Warehouse 65.2% 69.6% 67.8% 68.8% 70.7% 5.5% Direct 21.4% 20.2% 23.5% 21.9% 20.8% (0.6%) Reload 13.4% 10.2% 8.7% 9.3% 8.5% (4.9%)

Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

Total Products

Warehouse 66.5% 70.0% 69.4% 70.0% 71.8% 5.3% Direct 20.8% 19.8% 21.5% 19.9% 19.5% (1.3%) Reload 12.7% 10.2% 9.1% 10.1% 8.7% (4.0%)

Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

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Unit Volume by Quarter

Unit Volume Change

2010 2011 2012 2010 2011 2012 TTM Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Specialty 5.9% (0.2%) 10.7% 11.4% 6.6% 12.4% (2.3%) (1.0%) 5.7% 7.4% 3.1% Structural (16.5%) (25.2%) (18.8%) (14.0%) 2.8% 9.4% 0.4% (3.3%) (2.5%) (15.1%) 2.2% Total (4.3%) (11.8%) (3.5%) 0.1% 5.0% 11.2% (1.3%) (1.9%) 2.2% (2.8%) 2.8%

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Gross Margin by Quarter

Gross Margin $ in millions

2010 2011 2012 2010 2011 2012 TTM Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Specialty (1) $ 28.0 $ 28.1 $ 38.9 $ 38.9 $ 31.5 $ 33.7 $ 41.1 $ 38.1 $ 129.2 $ 137.3 $ 144.4 Structural (1) 14.1 16.8 15.6 17.8 14.6 18.0 20.4 21.0 73.5 64.8 74.0 Other (2) 2.3 1.5 3.1 1.6 1.9 2.5 1.7 1.4 8.0 8.1 7.5 Total $ 44.3 $ 46.3 $ 57.6 $ 58.3 $ 48.0 $ 54.2 $ 63.2 $ 60.5 $ 210.7 $ 210.2 $ 225.9

Gross Margin %’s

Specialty (1) 12.9% 12.2% 12.6% 13.3% 13.3% 12.6% 13.3% 13.2% 13.1% 12.9% 13.1% Structural (1) 9.1% 10.4% 8.1% 9.6% 8.9% 9.9% 9.5% 9.9% 8.8% 9.2% 9.6% Other (2) n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Total 12.1% 11.8% 11.5% 12.3% 12.3% 12.0% 12.2% 12.2% 11.7% 12.0% 12.2%

(1) Includes product rebates and competitive discounts.

(2) Includes cash discounts, Canadian conversion, and accruals.

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Gross Margin % Analysis

3Q12 Variance from Year 3Q11 4Q11 1Q12 2Q12 3Q12 Ago Qtr Structural Products (1)

Warehouse 12.1% 11.0% 12.3% 11.7% 12.2% 0.1% Direct 3.6% 3.6% 3.4% 3.6% 3.5% (0.1%) Reload 4.9% 4.5% 4.4% 3.8% 4.5% (0.4%)

Total 9.6% 8.9% 9.9% 9.5% 9.9% 0.3%

Specialty Products (1)

Warehouse 16.6% 15.4% 15.0% 15.9% 15.6% (1.0%) Direct 7.3% 9.1% 7.3% 8.3% 7.6% 0.3% Reload 7.4% 7.1% 7.7% 6.6% 6.8% (0.6%)

Total 13.3% 13.3% 12.6% 13.3% 13.2% (0.1%)

Total (1) (2) 12.3% 12.3% 12.0% 12.2% 12.2% (0.1%)

(1) Includes product rebates and competitive discounts.

(2) Includes cash discounts, Canadian conversion, and accruals.

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Operating Expense by Quarter

Operating Expense (1) $ in millions

2010 2011 2012 2010 2011 2012 TTM Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Payroll & related $36.6 $37.8 $37.9 $38.1 $35.5 $38.5 $38.3 $37.2 $151.8 $149.3 $149.5 General maintenance 5.0 5.1 5.6 5.3 5.4 5.2 5.5 5.6 20.6 21.4 21.7 Depreciation and amortization 3.1 2.9 2.6 2.6 2.4 2.3 2.2 2.1 13.3 10.5 9.0 Fuel 3.1 3.4 4.5 4.2 3.7 4.1 4.1 3.6 12.8 15.8 15.5 Gain on sale of assets 0.1 (7.3) (0.3) (1.2) (4.4) (0.7) (0.5) (9.2) 0.1 (13.2) (14.8) Other 8.6 9.5 9.1 8.1 7.9 8.9 9.7 11.0 35.9 34.6 37.6 Total $56.5 $51.4 $59.4 $57.1 $50.5 $58.3 $59.3 $50.3 $234.5 $218.4 $218.5

(1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.

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($/mbf)
($/msf - 3/8”)

20 0 $100 $150 $200 $250 $300 $350 $400 $450 $100 $150 $200 $250 $300 $350 $400 $450
6Q 1 20 20 2006Q1 2 06Q2 0  0 6Q2 06Q3 2020 2006Q3 06Q4 06 20 Q4 07Q1 20 20 07Q1 07Q2 2020 07Q2 07Q3 20  20 207Q3 07Q4 0 20 07Q4 08Q1 20 20 08Q1 08Q2 20  20 08Q2 08Q3 20  20 08Q3 08Q4 20 20 08Q4 09 Q1 20 20 09Q1 09Q2 20 20 09Q2 20 09Q3 20  0 2009Q3 9Q 4 09 20 Q4 10Q1 20 20 Western SPF 2x4 #2 & Btr 10Q1
20 10Q2 20 1 10Q2 0Q 3 20 20 Lumber Price Trend 2006 - 2012 YTD 210Q3 Plywood Price Trend 2006-2012 YTD
2 10Q4 0 0 10Q4 Southern Sheathing 15/32” 4 Ply. West Zone 11Q1 20  20 11Q1 11Q2 20  20 11Q2 11Q3 20 20 11Q3 11Q4 20  20 2011Q4 12Q1 1
Source: Data from Random Lengths Publications, Inc., updated as 20 2Q1 Structural Products Price Trend 12Q2 20 20 12 2012Q2 Q3 12 Q3 46
($/msf - 3/8”) of September 28, 2012 20 $100 $150 $200 $250 $300 $350 $400 $450
20 06Q1 06Q2 20 06Q3 20 06 20 Q4 2007Q1 2007Q2 2007Q3 20 07Q4
20 08Q1 20 08Q2 20 08Q3 08Q4
20 09Q1 20 09Q2 20 09Q3 20 09
20 Q4 20 10Q1 2010Q2 2010Q3
20 10Q4 Oriented Strand Board 7/16” North Central Zone
20 11Q1 20 11Q2 Oriented Strand Board Price Trend 2006 - 2012 YTD
20 11Q3 20 11Q4 12Q1 20 12Q2 20 12
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Reconciliation of GAAP to Non-GAAP

BlueLinx Holdings Inc.

Unaudited Reconciliation of GAAP Debt to Non-GAAP Net Debt in millions

October 1, December 31, September 29, 2011 2011 2012 (unaudited) (unaudited) (unaudited)

Revolving Credit Facilities $ 118.5 $ 94.5 $ 185.2 Mortgage 246.9 243.2 234.9 TOTAL DEBT $ 365.4 $ 337.7 $ 420.1 Less:Cash and Cash Equivalents (5.9) (4.9) (7.9) Mortgage LCR Trap (2.8) (10.0) (25.6) Net Debt $ 356.7 $ 322.8 $ 386.6

Excess Availability $ 150.8 $ 118.3 $ 112.1

Minimum Required $ 39.3 $ 31.1 $ 43.2

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Reconciliation of GAAP to Non-GAAP

BlueLinx Holdings Inc.

Unaudited Reconciliation of GAAP Net cash used in operating activities to Non-GAAP EBITDA (1) in millions

Nine Months Ended September 29, October 1, 2012 2011

GAAP net cash used in operating activities $ (86.7) $ (83.8)

Adjustments:

Amortization of debt issue costs (2.8) (2.0) Payments on modification of lease agreement 5.9 -Gain on modification of lease agreement - 2.0 Gain from property insurance settlement 0.5 1.2 Deferred income tax benefit (provision) - 0.2 Gain from sale of certain properties 9.7 6.9 Share-based compensation (2.1) (1.6) Changes in assets and liabilities 70.4 55.1 Interest expense 21.4 23.8 Benefit from income taxes 0.3 0.1

EBITDA $ 16.6 $ 1.9

EBITDA $ 16.6 $ 1.9 Gain on modification of lease agreement - 2.0 Gain from property insurance settlement 0.5 1.2 Gain from sale of certain properties 9.7 6.9 Severance related costs - (1.3) Adjusted EBITDA $ 6.4 $ (6.9)

Improvement in Adjusted EBITDA $ 13.3

(1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.

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Additional information for Bluelinx can be found at our website or by contacting: Maryon Davis Director – Finance & Investor Relations Maryon.Davis@bluelinxco.com (770) 221-2666 www.bluelinxco.com